RIDGEWORTH FUNDS

Supplement dated January 17, 2017 to the

Summary Prospectus, Prospectus and Statement of Additional Information

each dated August 1, 2016

RidgeWorth Aggressive Growth Allocation Strategy (A, C, & I Shares)

On December 14, 2016, the Board of Trustees of RidgeWorth Funds approved a Plan of Liquidation for the RidgeWorth Aggressive Growth Allocation Strategy (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about March 17, 2017 (the “Liquidation Date”).

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. RidgeWorth Capital Management LLC intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation.

Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other RidgeWorth Fund, as described in and subject to any restrictions set forth under “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation and of redemptions generally.

Effective on the Liquidation Date, all references to the Fund in the Prospectus and Statement of Additional Information are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP-175